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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-94487) of The MONY Group Inc. of our report dated February 8, 2001, relating to the financial statements, which appear in the Form 10-K.

PricewaterhouseCoopers LLP

New York, New York
March 14, 2001